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CUSIP NO. 00755F 10                                          Page 17 of 17 Pages

  EXHIBIT I
  ---------

  Agreement of Joint Filing


                    Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

  Date:  July 9, 1999                   SMITH & NEPHEW PLC



                                        By: /s/ Michael G. Parson
                                            ----------------------------------
                                        Name:   Michael G. Parson
                                              --------------------------------
                                        Title:  Company Secretary
                                               -------------------------------



                                        SMITH & NEPHEW HOLDINGS INC.



                                        By: /s/ Clifford K. Lomax
                                            ----------------------------------
                                        Name:   Clifford K. Lomax
                                              --------------------------------
                                        Title:  Vice President
                                               -------------------------------



                                        SMITH & NEPHEW SNATS, INC.



                                        By: /s/ Clifford K. Lomax
                                            ----------------------------------
                                        Name:   Clifford K. Lomax
                                              --------------------------------
                                        Title:  Treasurer
                                               -------------------------------